Exhibit 16.1 Page 1

	SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON D.C.

	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15 (d) of the
	Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 15, 1997
                                -----------------------


                                 OASIS OIL CORPORATION
            ------------------------------------------------------------
             	(Exact name of registrant as specified in its charter)


                                        NEVADA
            ---------------------------------------------------
             	(State or other jurisdiction of incorporation)


          0-5833                 			                94-1713830
 -------------------------------   ---------------------------------------------
    (Commission File Number)	      			(IRS Employer Identification Number)


              1800 St. James Place, Suite 101, Houston, Texas 77056
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                    (Address of principal executive offices)



Registrants Telephone Number, including area code:      (713) 627-8875
                                                    ----------------------


                      Vida Medical Systems, Inc.
        350 Cambridge Avenue, Suite 150, Palo Alto, CA 94306
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     (Former name or former address, if changed since last report)

Exhibit 16.1 Page 2


Item 1		Changes in Control of Registrant.

Inapplicable.

Item 2		Acquisition or Disposition of Assets.

Inapplicable.

Item 3		Bankruptcy or Receivership.

Inapplicable.

Item 4		Changes in Registrants Certifying Accountant.

The Company has engaged BDO Seidman, LLP as its independent accountants as of February 15, 1997. BDO Seidman, LLP will be conducting an audit of Oasis Oil Corporation for the period of March 1995 through December 1996.

Item 5		Other Events.

Inapplicable.

Item 6		Resignation of Registrants Directors.

Inapplicable.

Item 7		Financial Statements and Exhibits.

Inapplicable.

Item 8		Change in Fiscal Year.

Inapplicable.


	SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


As of February 15, 1997				/s/   C. A. Beane
                           ---------------------------
                           C. A. Beane, President